Consent of Ernst & Young LLP, Independent Registered Public Accounting
                                      Firm


We consent to the references to our firm under the captions "Financial Highlights" in the Class A, B, and C Prospectuses of Pioneer Treasury Reserves Fund, Pioneer Government Income Fund, Pioneer Classic Balanced Fund, and Pioneer International Core Equity Fund; the Class R Prospectus of Pioneer Government Income Fund; the Class Y Prospectuses of Pioneer Government Income Fund, Pioneer Classic Balanced Fund, Pioneer International Core Equity Fund, and Pioneer Treasury Reserves Fund; the Investor Class Prospectuses of Pioneer Government Income Fund and Pioneer Classic Balanced Fund; the Class 1, 2 and 3 Prospectus of Pioneer Institutional Money Market Fund; and "Disclosure of Portfolio Holdings", "Independent Registered Public Accounting Firm," and "Financial Statements" in the Pioneer Government Income Fund, Pioneer Classic Balanced Fund, Pioneer International Core Equity Fund, Pioneer Institutional Money Market Fund, and Pioneer Treasury Reserves Fund Statements' of Additional Information and to the incorporation by reference of our reports, dated September 15, 2006, with respect to the financial statements and financial highlights of each of the Funds constituting the Pioneer Series Trust IV included in their respective July 31, 2006 Annual Reports to the Shareowners in Post-Effective Amendment No. 2 to the Registration Statement (Form N-1A, No. 333-126384).



                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
November 1, 2006